August 30, 2002


                  DREYFUS 100% U.S. TREASURY MONEY MARKET FUND
                  DREYFUS U.S. TREASURY INTERMEDIATE TERM FUND
                      DREYFUS U.S. TREASURY LONG TERM FUND

           Supplement to Combined Statement of Additional Information
                                Dated May 1, 2002

     THE FOLLOWING SUPPLEMENTS AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION.


BORROWING MONEY. (All Funds) Each Term Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Each Term Fund currently intends to, and the Money Market Fund may, borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of the value of a Fund's total assets, the Fund will not make any additional investments. In addition, the Term Funds may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements, as described below.

REVERSE REPURCHASE AGREEMENTS. (Term Funds only) A Term Fund may enter into reverse repurchase agreements with banks, brokers, dealers or other financial institutions. This form of borrowing involves the transfer by a Term Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Term Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Term Fund repurchases the security at principal plus accrued interest. To the extent the Term Fund enters into a reverse repurchase agreement, the Term Fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by the Term Fund that enters into the transaction. Reverse repurchase agreements may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. Such transactions, however, may increase the risk of potential fluctuations in the market value of the Term Fund's assets. In addition, interest costs on the cash received may exceed the return on the securities purchased.